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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 1998


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                             ENRON OIL & GAS COMPANY
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                1-9743                        47-0684736
         (State or other jurisdiction                (Commission File               (I.R.S. Employer
       of incorporation or organization)                  Number)                   Identification No.)



                 1400 SMITH STREET
                   HOUSTON, TEXAS                                                                77002
        (Address of principal executive offices)                                               (Zip code)
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       Registrant's telephone number, including area code: (713) 853-6161


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Item 5.  Other Events

         On December 14, 1998, Enron Oil & Gas Company sold $175 million principal amount of its 6.00% Notes due December 15, 2008 pursuant to an underwritten public offering.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

         (c)      Exhibits

                  1.1      Underwriting Agreement dated December 9, 1998 between
                           Enron Oil & Gas Company and NationsBanc Montgomery
                           Securities LLC and Salomon Smith Barney Inc.

                  1.2      Certificate of Senior Vice President and Chief
                           Financial Officer of Enron Oil & Gas Company establishing the terms of the 6.00% Notes due
                           December 15, 2008.

                  1.3 Specimen of 6.00% Notes due December 15, 2008 in book-entry form.

                  1.4      Computation of Ratios of Earnings to Fixed Charges.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ENRON OIL & GAS COMPANY



Date: December 14, 1998                   By: /s/ W. C. Wilson
                                              ----------------------------------
                                                   Walter C. Wilson
                                                   Senior Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

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
1.1      Underwriting Agreement dated December 9, 1998 between Enron Oil & Gas
         Company and NationsBanc Montgomery Securities LLC and Salomon Smith
         Barney Inc.

1.2      Certificate of Senior Vice President and Chief Financial Officer of
         Enron Oil & Gas Company establishing the terms of the 6.00% Notes due
         December 15, 2008.

1.3      Specimen of 6.00% Notes due December 15, 2008 in book-entry form.

1.4      Computation of Ratios of Earnings to Fixed Charges.